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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                 ---------------


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 ---------------


       Date of Report (Date of Earliest Event Reported): October 16, 1997




                                CYRIX CORPORATION
             (Exact name of registrant as specified in its charter)




          DELAWARE                    0-21904              75-2218250
(State or other jurisdiction of     (Commission         (I.R.S. Employer
incorporation or organization)       File Number)       Identification Number)




               2703 NORTH CENTRAL EXPRESSWAY, RICHARDSON, TX 75080

          (Address of principal executive offices, including zip code)



                                  972-968-8387

              (Registrant's telephone number, including area code)



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


ITEM 5.     OTHER EVENTS

         On October 16, 1997 Cyrix Corporation issued a press release announcing financial results for the quarterly period ended September 28, 1997. Such press release is filed as Exhibit 20.1 to this report and is incorporated herein by reference.


ITEM 7.      EXHIBITS

         ( c )     Exhibits

         20.1     Press release dated October 16, 1997.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           CYRIX CORPORATION


Date:  October 17, 1997           By:     /s/ James W. Swent, III
                                          -----------------------
                                              James W. Swent, III
                                              Senior Vice President of Finance
                                              and Administration & CFO




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


                                INDEX TO EXHIBITS



EXHIBIT
NUMBER                              DESCRIPTION
---------                           --------------------------------------

20.1                                Press Release dated October 16, 1997.


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